                                                                   Exhibit 10.52


                          AMENDMENT TO CREDIT AGREEMENT
                                   AND CONSENT

         THIS AMENDMENT TO CREDIT AGREEMENT AND CONSENT, dated as of August 1, 2000, among EAGLE-PICHER INDUSTRIES, INC., a Delaware corporation and successor by merger to E-P ACQUISITION, INC., a Delaware corporation (together herein collectively referred to as the "Borrower"), the lenders party hereto (each a "Lender" and collectively, the "Lenders"), ABN AMRO BANK N.V., as Agent (in such capacity, the "Agent"), PNC BANK, NATIONAL ASSOCIATION, as Documentation Agent (in such capacity, the "Documentation Agent") and BANK ONE, INDIANA, N.A., as Syndication Agent (in such capacity, the "Syndication Agent").


                                   WITNESSETH:

         WHEREAS, the Borrower, the Lenders, the Agent, the Documentation Agent and the Syndication Agent are parties to that certain Credit Agreement, dated as of February 19, 1998, as modified by (i) that certain Eagle-Picher Industries, Inc. Credit Agreement Consent and Waiver among the Borrower, the Agent and the Lenders party thereto, dated as of November 18, 1998, (ii) that certain Eagle-Picher Industries, Inc. Credit Agreement Amendment and Consent among the Borrower, the Agent and the Lenders party thereto dated as of December 14, 1998 and (iii) that certain Amendment to Credit Agreement and Consent among the Borrowers, the Agent, and the Lenders party thereto dated as of May 18, 1999 and
(iv) that certain Credit Agreement Consent among the Borrowers, the Agent and the Lenders party thereto dated as of May 26, 2000 (together, the "Credit Agreement"); and

         WHEREAS, the Borrower has requested that the Lenders consent to certain transactions as set forth below and that the Credit Agreement be further amended in certain respects; and

         WHEREAS, the Lenders and the Agents party hereto, are willing to so consent and to further amend the Credit Agreement, subject to the terms and conditions hereinafter set forth;

         NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements hereinafter set forth and intending to be legally bound thereby, covenant and agree as follows:

         1. General. All terms used herein which are not otherwise specifically defined herein shall have the same meaning herein as defined in the Credit Agreement as further amended hereby.

         2. "Just-in-Time" Supplier Arrangements. The Borrower has obtained an agreement from certain of its suppliers to move to a "just-in-time" supply arrangement pursuant to which: (i) suppliers will ship to the Borrower and/or its Subsidiaries base levels of inventory to be maintained at the various premises owned or leased by the Borrower and/or its Subsidiaries, (ii) the Borrower and/or its Subsidiaries will be invoiced only as such inventory is utilized, (iii) the Borrower and/or its Subsidiaries may be required to agree to purchase a minimum amount of inventory from such suppliers each year and (iv) such suppliers may request that the

Borrower and/or its Subsidiaries execute certain notice filings under the Uniform Commercial Code and the agreement of the Collateral Agent acknowledging the continuing title of such suppliers in their respective inventory. The foregoing arrangement with such suppliers (and with any additional suppliers from which the Borrower may obtain similar agreements) shall be referred to herein as the "Just-in-Time Supplier Arrangements." In addition, the Borrower has obtained an agreement from certain of its suppliers to purchase a portion of existing inventory of the Borrower previously delivered and invoiced by such suppliers, subject to: (i) an agreement by the Borrower to buy-back any such unutilized inventory eighteen (18) months after such purchase by the suppliers and (ii) the right of such suppliers to request the Borrower and/or its Subsidiaries to execute certain notice filings under the Uniform Commercial Code and the agreement of the Collateral Agent acknowledging the continuing title of such suppliers in their respective inventory. The foregoing sale of inventory by the Borrower and/or its Subsidiaries back to such suppliers (and to any additional suppliers from which the Borrower may obtain similar agreements) and agreement by the Borrower and/or its Subsidiaries to repurchase such inventory shall be herein referred to as the "Supplier Buy-Back Arrangements."

The Required Lenders do hereby consent to the Just-in-Time Supplier Arrangements and the Supplier Buy-Back Arrangements, notwithstanding any term or provision of the Credit Agreement that may purport to prohibit such transactions, including, without limitation, Section 8.01 or 8.05. In addition, the Required Lenders hereby agree that the sale by the Borrower of inventory to the suppliers pursuant to the Supplier Buy-Back Arrangements shall be excluded from the operation of the provisions of Section 4.02.01(c) and Section 8.02(iv) of the Credit Agreement. The consent provided for hereby shall be subject to the receipt by the Collateral Agent of such inter-creditor documentation as it may request from the Borrower and the suppliers regarding the identification of the relevant inventory and confirming the respective rights of the Borrower, the suppliers and Collateral Agent with respect thereto.

         3. Total Revolving Credit Commitment. Present Annex I to the Credit Agreement shall be and is hereby deleted and the new Annex I (Amended) attached hereto shall be inserted in its place.

         4. Consolidation, Merger, Sale of Assets, etc. Section 8.02 shall be and is hereby amended by (i) deleting the word "and" at the end of clause (ix) thereof, (ii) inserting after the semicolon in clause (x) the word "and" therein and (iii) inserting a new subsection before the proviso in the appropriate order reading as follows: "(xi) the Borrower and its Subsidiaries may liquidate or reincorporate subsidiaries established as foreign sales corporations under U.S. tax law ("FSCs") whose gross revenues shall not exceed $5,000,000 per year;" therein.

         5. Dividends and Payments under Related Party Agreements. Section 8.03 shall be and is hereby amended by (i) deleting the word "and" at the end of clause (ii) thereof and (ii) deleting the period at the end of clause (iii) thereof and replacing it with the phrase "and (iv) any payment for the sole purpose of redeeming stock and/or stock appreciation rights of employees who terminate their employment in an aggregate amount not exceeding $5,000,000 in any fiscal year."

         6. Advances, Investment and Loans. Section 8.05 shall be hereby amended by (i) inserting in line 1 of subparagraph (iii) thereof, immediately after the phrase "the Borrower may make intercompany loans" and prior to the phrase "and advances to its Wholly-Owned Subsidiaries," the phrase ", capital contributions" therein and (ii) inserting in line 3 of subparagraph (iii) thereof, immediately after the phrase "any Subsidiary of the Borrower may make intercompany loans" and prior to the phrase "and advances to the Borrower," the phrase ", capital contributions" therein.

         7. Capital Expenditures. Section 8.07 shall be hereby amended by adding a new subparagraph (d) reading as follows:

                  (d) Notwithstanding the foregoing, the Borrower and its Subsidiaries may make Capital Expenditures in excess of the amounts permitted in any fiscal year by clause (a) and (b) above so long as such excess amount, if added to Consolidated Fixed Charges for the relevant period, would not cause a violation of Section 8.10 hereof.

         8. Leverage Ratio. Section 8.09 shall be and is hereby amended by deleting the present wording thereof and inserting in its place the following:

         "Section 8.09. Leverage Ratio. The Borrower will not permit the Leverage Ratio on the last day of any fiscal quarter ending on or about any date set forth below to be more than the ratio set forth opposite such date:


              PERIOD                                      RATIO
         August 31, 2000                                4.50:1.00
         November 30, 2000                              4.50:1.00
         February 28, 2001                              4.50:1.00
         May 31, 2001                                   4.50:1.00
         August 31, 2001                                4.50:1.00
         November 30, 2001                              4.00:1.00
         February 28, 2002                              4.00:1.00
         May 31, 2002                                   4.00:1:00
         August 31, 2002                                4.00:1:00
         November 30, 2002                              3.50:1:00
         thereafter                                     3.50:1.00"

         9. Fixed Charge Coverage Ratio. Section 8.10 shall be and is hereby amended by deleting the present wording thereof and inserting in its place the following:

         "Section 8.10. Fixed Charge Coverage Ratio. The Borrower will not permit the Fixed Charge Coverage Ratio for any Test Period to be less than 1.50 to 1.0."

         10. Definitions. Section 10.01 of the Credit Agreement shall be and is hereby amended as follows:

         (a) There shall be added the following new definition to be inserted in the proper alphabetical order reading as follows:

                  "Consolidated Total Net Cash" shall mean, at any time, all amounts that would, in conformity with GAAP, be set forth opposite the caption "Cash and Cash Equivalents" (or any like caption) on a consolidated balance sheet of the Borrower and its Subsidiaries, including, collected funds received at lockboxes maintained by the Borrower and its Subsidiaries or received by the cash management banks of the Borrower and its Subsidiaries and not yet applied to the payment of obligations of the Borrower or its Subsidiaries.

         (b) The definition of "Consolidated Debt" is amended and restated in its entirety as follows:

                  "Consolidated Debt" shall mean, at any time, all Indebtedness of the Borrower and its Subsidiaries determined on a consolidated basis which would be reflected on a consolidated balance sheet at such time in accordance with GAAP minus Consolidated Total Net Cash.

         (c) The definition of "Consolidated EBIT" shall be amended by inserting in clause (iii) thereof after the phrase "non-cash charge (other than depreciation or amortization" and immediately before the parenthesis the phrase "and other than routine recurring non-cash charges that result in an accrual of a reserve for cash charges in any future period" therein.

         (d) The definition of "Consolidated Fixed Charges" shall be and is hereby amended and restated in its entirety as follows:

                  "Consolidated Fixed Charges" shall mean, for any period, the sum of (i) the aggregate amount of payments scheduled to be made by the Borrower and its Subsidiaries during such period in respect of principal on all Indebtedness (whether at maturity, as a result of mandatory sinking fund redemption or scheduled mandatory prepayment), on a consolidated basis, plus (ii) Consolidated Interest Expense for such period, plus (iii) taxes to the extent paid or payable in cash during such period (excluding any taxes in respect of gains or income that are not included in Consolidated EBITDA) plus (iv) any dividends paid by the Borrower pursuant to Section 8.03(iii) during such period.

         (e) The definition of "Indebtedness" shall be and is hereby amended by inserting in line 4 thereof, immediately after the phrase "but excluding current trade accounts payable incurred in the ordinary course of business" and prior to the comma in line 4 the phrase "and excluding accruals for expenses accrued in the ordinary course of business" therein.

         11. Effectiveness. This Amendment and Consent shall become effective on the date on which the Borrower and the Required Lenders shall have signed a counterpart hereof and shall have delivered the same to the Agent. This Amendment may be executed in any number of Counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with the Borrower and the Agent. This Amendment and the rights and obligations of the parties hereunder shall be construed in accordance with and be governed by the law of the State of New York. Except as herein specifically amended, the Credit Agreement shall be and remain in full force and effect and wherever reference is made in any note, document, letter or other communication to the Credit Agreement, such reference shall, without more, be deemed to refer to the Credit Agreement as amended hereby. The consents provided for herein shall be limited specifically as provided for herein and this Amendment and Consent shall not constitute a consent to any other transaction nor shall it be a waiver or modification of any other term, provision or condition of the Credit Agreement except as expressly set forth herein and shall not prejudice or be deemed to prejudice any right that the Agent or the Lenders may now have or may have in the future under the Credit Agreement.


                           [SIGNATURE PAGES TO FOLLOW]

         IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment and Consent as of the date first above written.

Address:

250 East Fifth Street, 5th Floor                          EAGLE-PICHER INDUSTRIES, INC.
Cincinnati, OH  45202
Attention: David Krall, Esq.                              By______________________________________________
           Tel. (513) 629-2417                               Name:
           Fax (513) 629-2572                                Title:


Address:

135 South LaSalle Street, Suite 725                       ABN AMRO BANK N.V., individually and as Agent
Chicago, IL 60674-9135
Attention:  Mr. Gregory D. Amoroso                        By______________________________________________
            Tel. (312) 904-2475                              Name:
            Fax (312) 904-1028                               Title:

                                                          By
                                                             Name:
                                                             Title:

Address:

201 East Fifth Street, 3rd Floor                          PNC BANK, NATIONAL ASSOCIATION
Cincinnati, OH 45202
Attention: Bruce A. Kintner                               By______________________________________________
           Tel. (513) 651-8675                               Name:
           Fax (513) 651-8952                                Title:

Address:

425 Walnut Street, Mailbox 8160                           FIRSTAR BANK, N.A.
Cincinnati, OH 45202
Attention: Mr. Derek S. Roudebush                        By______________________________________________
           Tel. (513) 632-4010                              Name:
           Fax (513) 632-2068                               Title:

Address:

277 Park Avenue, 32nd Floor                               ARAB BANKING CORPORATION
New York, NY 10172-3299
Attention: Ms. Louise Bilbro                              By______________________________________________
           Tel. (212) 583-4758                               Name:
           Fax (212) 583-0935                                Title:

Address:

600 Peachtree Street NE, Suite 2700                       THE BANK OF NOVA SCOTIA
Atlanta, GA 30308
Attention: Ms. Shannon Dancila                            By______________________________________________
           Tel. (404) 877-1561                               Name:
           Fax (404) 888-8998                                Title:

Address:

1251 Avenue of the Americas, 12th Floor                   BANK OF TOKYO-MITSUBISHI TRUST COMPANY
New York, NY 10020-1104
Attention: Mr. Hidekazu Kojima                            By______________________________________________
           Tel. (212) 782-4795                               Name:
           Fax (212) 782-4981                                Title:

Address:

55 E. Monroe Street, Suite 4700                           CREDIT AGRICOLE INDOSUEZ
Chicago, IL 60603
Attention: Mr. Jerome Leblond                             By______________________________________________
           Tel. (312) 917-7569                               Name:
           Fax (312) 372-9329                                Title:

Address:

Large Corporate Banking                                   BANK ONE, INDIANA, N.A., formerly known as
MC-IN1-0040                                               NBD Bank, N.A.
Bank One Center Tower, 4th Floor
Indianapolis, IN 46277
Attention: Mr. Ed Hathaway                                By______________________________________________
           Tel. (317) 321-7663                               Name:
           Fax (317) 266-6042                                Title:

Address:

Two Greenwich Plaza                                       CREDITANSTALT CORPORATE FINANCE
Greenwich, CT 06830
Attention: Mr. Frank Ossino                               By______________________________________________
           Tel. (203) 861-1454                               Name:
           Fax (203) 861-6449                                Title:

                                                          By______________________________________________
                                                             Name:
                                                             Title:

Address:

One East 4th Street, 5th Floor                            PROVIDENT BANK
Cincinnati, OH 45202
Attention: Mr. Richard E. Wirthlin                        By______________________________________________
           Tel. (513) 579-2022                               Name:
           Fax (513) 579-2201                                Title:

Address:

38 Fountain Square Plaza (MD#109054)                      FIFTH THIRD BANK
Cincinnati, OH 45263
Attention: Mr. Thomas G. Welch, Jr.                       By______________________________________________
           Tel. (513) 744-7757                               Name:
           Fax (513) 579-5226                                Title:

Address:

One Wall Street, 22nd Floor                               THE BANK OF NEW YORK
New York, NY 10286
Attention: Mr. Edward J. Dougherty                        By______________________________________________
           Tel. (212) 635-7842                               Name:
           Fax (212) 635-6434                                Title:

Address:

520 Madison Avenue, 37th Floor                            CREDIT INDUSTRIAL ET COMMERCIAL,
New York, NY 10022                                          formerly known as Compagnie Financiere de
Attention: Mr. Anthony Rock                                CIC et de l'Union Europeenne
New York, NY  10022
           Tel. (212) 715-4422
           Tel. (212) 715-4535                            By______________________________________________
                                                             Name:
                                                             Title:

Address:

500 Woodward Avenue                                       COMERICA BANK
Mail Code 3265
Detroit, MI 48226                                         By______________________________________________
Attention: Mr. Nicholas G. Mester                            Name:
           Tel. (313) 222-9168                               Title:
           Fax (313) 222-3776

Address:

9920 South LaCienega Blvd., 14th Floor                    IMPERIAL BANK
Inglewood, CA 90301
Attention: Mr. Mark Campbell                              By______________________________________________
           Tel. (310) 417-5886                               Name:
           Fax (310) 417-5997                                Title:

Address:

520 Madison Avenue, 26th Floor                            THE MITSUBISHI TRUST AND BANKING
New York, NY 10022                                           CORPORATION
Attention: Mr. Paul Arzouian
           Tel. (212) 891-8425                            By______________________________________________
           Fax (212) 644-6825                                Name:
                                                             Title:

Address:

111 W. Monroe Street, Fl. 10W                             HARRIS TRUST AND SAVINGS BANK
Chicago, IL 60603
Attention: Mr. Danjuma Gibson                             By______________________________________________
           Tel. (312) 461-7100                               Name:
           Fax (312) 461-5225                                Title:

Address:

Eleven Madison Avenue                                     CREDIT SUISSE FIRST BOSTON
New York, New York 10010
Attention: Mr. Robert Hetu
           Tel. (212) 325-4542                            By______________________________________________
           Fax (212) 325-8309                                Name:
                                                             Title:

                                                          By______________________________________________
                                                             Name:
                                                             Title:

Address:

555 Theodore Fremd Avenue, Suite C-301                    TRANSAMERICA BUSINESS CREDIT
Rye, New York 10580                                          CORPORATION
Attention: Mr. Mike Kerneklian
           Tel. (914) 925-7246                            By______________________________________________
           Fax (914) 921-9072                                Name:
                                                             Title:

                                                          By______________________________________________
                                                             Name:
                                                             Title:

Address:

225 West Wacker Drive                                     THE FUJI BANK, LIMITED
Suite 2000
Chicago, Illinois 60606
Attention: Mr. Jim Fayen/Mr. Ken Zeglin                   By______________________________________________
           Tel. (312) 621-0503                               Name:
           Fax (312) 621-3386                                Title:

                                ANNEX 1 (AMENDED)

                                  COMMITMENT *



                                                    TERM LOAN A                 REVOLVER                    TOTAL
            ABN AMRO Bank N.V.                    $13,154,906.21            $ 55,940,151.21           $ 69,095,057.42
              PNC Bank, N.A.                      $ 3,370,000.00            $  8,630,000.00           $ 12,000,000.00
          The Bank of Nova Scotia                 $ 4,693,073.34            $ 15,306,926.66           $ 20,000,000.00
  Bank of Tokyo-Mitsubishi Trust Company          $ 4,693,073.34            $ 15,306,926.66           $ 20,000,000.00
          Bank One Indiana, N.A.                  $ 9,386,146.68            $ 15,353,127.02           $ 24,739,273.70
               Comerica Bank                      $ 4,693,073.34            $  8,738,461.54           $ 13,431,534.88
         Credit Agricole Indosuez                 $ 6,609,962.43            $ 12,307,692.26           $ 18,917,654.69
      Creditanstalt Corporate Finance             $ 4,693,073.34            $ 10,306,926.66           $ 15,000,000.00
              Provident Bank                      $ 4,693,073.34            $  8,738,461.54           $ 13,431,534.88
         Arab Banking Corporation                 $ 4,957,471.84            $  9,230,769.23           $ 14,188,241.07
           The Bank of New York                   $ 3,304,981.23            $ 11,153,000.00           $ 14,457,981.23
      Credit Industrial ET Commercial             $ 3,304,981.23            $  6,153,846.15           $  9,458,827.38
             Fifth Third Bank                     $ 3,304,981.23            $  9,231,000.00           $ 12,535,981.23
       Harris Trust and Savings Bank              $ 3,304,981.23            $ 11,695,018.77           $ 15,000,000.00
               Imperial Bank                      $ 3,304,981.23            $  6,153,846.15           $  9,458,827.38
     The Mitsubishi Trust and Banking             $ 3,304,981.23            $  6,153,846.15           $  9,458,827.38
                Corporation
             Firstar Bank N.A.                    $ 5,155,770.73            $  9,600,000.00           $ 14,755,770.73


                                                  $85,929,511.97            $220,000,000.00           $305,929,511.97


* As of May 18, 1999